UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2022

Redfin Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-38160	74-3064240
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

1099 Stewart Street	Suite 600
Seattle	WA		98101
(Address of principal executive offices)			(Zip Code)

(206)	576-8333
Registrant's telephone number, including area code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

EXPLANATORY NOTE

On April 7, 2022, we filed a Form 8-K (the “Initial 8-K”) to report our acquisition of Bay Equity LLC ("Bay Equity" and such acquisition, the “Acquisition”).

We are amending the Initial 8-K to include the historical financial statements of Bay Equity and our unaudited pro forma combined financial information giving effect to the Acquisition.

The pro forma financial information included in this report has been presented for informational purposes only. It does not purport to represent the actual results of operations that we and Bay Equity would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated balance sheet of Bay Equity as of December 31, 2021, the related consolidated statement of income, cash flows, and changes in members’ equity for the year ended December 31, 2021, and the related notes thereto are filed as exhibit 99.1.

(b) Pro forma financial information.

Our unaudited pro forma combined balance sheet as of December 31, 2021, our unaudited pro forma combined statement of comprehensive loss for the year ended December 31, 2021, and the notes thereto, all giving effect to our acquisition of Bay Equity, are filed as exhibit 99.2.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KHA Accountants PLLC
99.1
Audited consolidated balance sheet of Bay Equity as of December 31, 2021, the related consolidated statements of income, cash flows, and changes in members’ equity for the year ended December 31, 2021, and the related notes thereto

99.2	Unaudited pro forma combined balance sheet of as of December 31, 2021, unaudited pro forma combined statement of comprehensive loss for the year ended December 31, 2021, and the notes thereto
104	Cover page interactive data file, submitted using inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redfin Corporation
(Registrant)

Date: June 16, 2022	/s/ Chris Nielsen
Chris Nielsen Chief Financial Officer